                                                                 EXHIBIT 10.1(f)


                                                                  EXECUTION COPY

                      FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of August 7, 2003 (this "Amendment"), is among STEEL DYNAMICS, INC. (the "Borrower"), the Lender (as defined below) signatories hereto, JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent, and MORGAN STANLEY SENIOR FUNDING. INC., as Arranger and Syndication Agent.

                              W I T N E S S E T H:


         WHEREAS, the Borrower, certain financial institutions and other Persons (such capitalized term and other capitalized terms used in these recitals to have the meanings set forth or defined by reference in Part I below) from time to time parties thereto (collectively, the "Lenders"), JPMorgan Chase Bank, as Collateral Agent, the Administrative Agent, General Electric Capital Corporation, as Documentation Agent, and Morgan Stanley Senior Funding Inc., as Arranger and Syndication Agent, are parties to the Credit Agreement, dated as of March 26, 2002, as amended by the First Amendment to the Credit Agreement, dated as of August 6, 2002, as waived by the Letter Waiver, dated as of October 6, 2002, as amended by the Second Amendment to the Credit Agreement, dated as of December 16, 2002, as amended by the Third Amendment to the Credit Agreement, dated as of January 23, 2003, and as amended by the Fourth Amendment to the Credit Agreement, dated as of February 20, 2003 (such Credit Agreement, as so amended and waived, the "Existing Credit Agreement");

         WHEREAS, the Borrower desires to create a new class of Term B1 Advances under the Credit Agreement (the "Term B1 Advances") having identical terms with, having the same rights and obligations under the Loan Documents as and in the same aggregate principal amounts as the Term B Advances, as set forth in the Loan Documents, except as such terms are amended hereby;

         WHEREAS, each Term B Lender who executes and delivers this Fifth Amendment shall be deemed, upon the effectiveness of this Fifth Amendment, to have exchanged its Term B Commitment and Term B Advances (which Term B Commitment and Term B Advances shall thereafter be deemed terminated and refinanced in full) for a Term B1 Commitment (a "Term B1 Commitment") and Term B1 Advances in the same aggregate principal amount as such Lender's outstanding Term B Advances as set forth in Schedule I to this Amendment, and such Lender shall thereafter become a Term B1 Lender (each, a "Term B1 Lender");

         WHEREAS, each Person who executes and delivers this Fifth Amendment as an Additional Term B1 Lender (each, an "Additional Term B1 Lender"), will make Term B Advances on the Fifth Amendment Effective Date (as defined herein) (each, an "Additional Term B1 Advance") to the Borrower in an aggregate principal amount equal to the amount set forth opposite its name on Schedule I to this Amendment, the proceeds of which will be used by the Borrower to refinance in full the outstanding principal amount of Term B Advances of Term B Lenders, if any, who do not execute and deliver this Fifth Amendment;

         WHEREAS, the Borrower shall pay to each Term B Lender all accrued and unpaid interest on its Term B Advances to the Fifth Amendment Effective Date on such Fifth Amendment Effective Date;

         WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth below; and

         WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects as set forth below (the Existing Credit Agreement, as so amended or otherwise modified by this Fifth Amendment, being referred to as the "Credit Agreement");

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

                                     PART I
                                  DEFINITIONS

         SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Fifth Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Additional Term B1 Advance" is defined in Subpart 2.1.2. "Additional Term B1 Lender" is defined in Subpart 2.1.2. "Administrative Agent" is defined in the preamble. "Amendment" is defined in the preamble.
         "Borrower" is defined in the preamble.
         "Credit Agreement" is defined in the seventh recital. "Existing Credit Agreement" is defined in the first recital. "Fifth Amendment Effective Date" is defined in Subpart 4.1. "Lenders" is defined in the first recital.
         "Term B1 Advances" is defined in the second recital.
         "Term B1 Commitment" is defined in Subpart 2.1.2.
         "Term B1 Lender" is defined in Subpart 2.1.2.

         SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Fifth Amendment with such meanings.

                                     PART II
                                   AMENDMENTS

         Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II of this Fifth Amendment; except as so amended or otherwise modified by this Fifth Amendment, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

         SUBPART 2.1. Amendment to Article 1. Article I of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 and 2.1.2.

                           SUBPART 2.1.1. Section 1.01 of the Existing Credit
                  Agreement is hereby amended by restating clause (a) of the definition of "Applicable Margin" in its entirety to read as follows:

                           "(a) with respect to the Term B Facility, 2.00% per
                  annum for Base Rate Advances and 3.00% per annum for Eurodollar Advances, and,"

                           SUBPART 2.1.2. Section 1.01 of the Existing Credit
                  Agreement is hereby further amended by inserting the following new definitions therein in the appropriate alphabetical order:

                                    "Additional Term B1 Advance" means a term
                           loan or term loans in dollars made pursuant to
                           Section 2.03A of this Agreement on the Fifth
                           Amendment Effective Date.

                                    "Additional Term B1 Borrowing" means a
                           borrowing consisting of simultaneous Additional Term B1 Advances of the same Type made by the Additional Term B1 Lenders.

                                    "Additional Term B1 Commitment" means, with
                           respect to an Additional Term B1 Lender, the commitment of such Additional Term B1 Lender to make Additional Term B1 Advances on the Fifth Amendment Effective Date, in an amount in dollars set forth next to the name of such Additional Term B1 Lender on Schedule I to the Fifth Amendment. The aggregate amount of the Additional Term B1 Commitments shall equal the outstanding principal amount of Term B Advances of Term B Lenders that do not execute and deliver the Fifth Amendment on or prior to the Fifth Amendment Effective Date.

                                    "Additional Term B1 Lender" means a Person
                           with an Additional Term B1 Commitment to make Additional Term B1 Advances to the Borrower on the Fifth Amendment Effective Date.

                                    "Fifth Amendment" means the Fifth Amendment,
                           dated as of August 7, 2003, to this Agreement among the Borrower, the Administrative Agent, Morgan Stanley Senior Funding, Inc., General Electric Capital Corporation and the Lenders parties thereto.

                                    "Fifth Amendment Effective Date" is defined
                           in Subpart 4.1 of the Fifth Amendment.

                                    "Term B1 Advance" means a term loan or term
                           loans in dollars made pursuant to Sections 2.02A or 2.03A of this Agreement on the Fifth Amendment Effective Date.

                                    "Term B1 Borrowing" means a borrowing
                           consisting of simultaneous Term B1 Advances of the same Type made by the Term B1 Lenders.

                                    "Term B1 Commitment" means, with respect to
                           a Term B Lender, the agreement of such Term B Lender to exchange its Term B Advances for an equal aggregate principal amount of Term B1 Advances on the Fifth Amendment Effective Date, as evidenced by such Term B Lender executing and delivering the Fifth Amendment.

                                    "Term B1 Facility" means, at any time, the
                           aggregate amount of the Term B1 Lenders' and Additional Term B1 Lenders' Commitments at such time.

                                    "Term B1 Lender" means, collectively, (a)
                           each Term B Lender that executes and delivers the Fifth Amendment on or prior to the Fifth Amendment Effective Date and (b) each Additional Term B1 Lender.

                                    "Term B1 Note" means a promissory note of
                           the Borrower payable to the order of any Term B1 Lender or an Additional Term B1 Lender, in substantially the form of Exhibit A-3 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term B1 Advance or the Additional Term B1 Advance made by such Lender, as amended, endorsed, extended or otherwise modified from time to time.

         SUBPART 2.2. Replacement. Upon the Fifth Amendment Effective Date, the Term B1 Advances shall have the same terms, rights and obligations as the Term B Advances as set forth in the Loan Documents, except as modified by Part II of this Fifth Amendment, and all references to "Term B Advances", "Term B Commitment", "Term B Facility", "Term B Note" "Term B Lenders" and "Term B Borrowings" in the Loan Documents shall be deemed to be references to "Term B1 Advances", "Term B1 Commitment", "Term B1 Facility", "Term B1 Note" "Term B1 Lenders" and "Term B1 Borrowings", respectively.

                                    PART III
                      FURTHER AMENDMENTS - TERM B1 ADVANCES


         Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, the Existing Credit Agreement is hereby further amended in accordance with this Part III of the Fifth Amendment; except as so amended or otherwise modified by this Fifth Amendment, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

         SUBPART 3.1. Article II of the Existing Credit Agreement is hereby amended by adding the following new Sections 2.01A through 2.04A thereto:

                  "SECTION 2.01A Each Term B1 Lender severally agrees to make a single advance to the Borrower on the Fifth Amendment Effective Date in an amount not to exceed such Lender's Term B1 Commitment at such time on the terms and conditions set forth in this Agreement and otherwise as set forth in Part III to the Fifth Amendment.

                  SECTION 2.02A Exchange. Subject to the terms and conditions hereof, each Term B Lender with a Term B1 Commitment severally agrees to exchange its Term B Advance for a like principal amount in dollars of Term B1 Advances on the Fifth Amendment Effective Date, and from and after the Fifth Amendment Effective Date such Term B Advance shall be deemed refinanced in full.

                  SECTION 2.03A Additional Term BI Advances. Subject to the terms and conditions hereof, each Additional Term B Lender severally agrees to make Additional Term B1 Advances in Dollars to the Borrower on the Fifth Amendment Effective Date in a principal amount not to exceed its Term B1 Commitment on the Fifth Amendment Effective Date. The Borrower shall refinance all Term B Advances of Term B Lenders that do not execute and deliver this Fifth Amendment on the Fifth Amendment Effective Date with the gross proceeds of the Additional Term B1 Advances.

                  SECTION 2.04A Interest, Etc. On the Fifth Amendment Effective Date the Borrower shall use 100% of the proceeds of all Term B1 Advances to refinance the Term B Advances and the Borrower shall pay all accrued and unpaid interest on the Term B Advances to the Term B Lenders and any breakage loss or expense pursuant to Section 8.04(c) of this Agreement. The Fifth Amendment Effective Date shall be deemed the first day of a new Interest Period with respect to the Term B1 Advances made on the Fifth Amendment Effective Date."

         SUBPART 3.2. Amended and Restated Credit Agreement. The Administrative Agent and the Arranger and Syndication Agent are hereby authorized to enter into an Amended and Restated Credit Agreement with the Borrower within a reasonable time period after the Fifth Amendment Effective Date to reflect the terms of this Fifth Amendment and any previous amendment to the Credit Agreement, together with any changes that may be incidental to or required to effect the foregoing.

                                     PART IV
                          CONDITIONS TO EFFECTIVENESS

         SUBPART 4.1. Effectiveness. This Fifth Amendment and the amendments contained herein shall become effective on the date (the "Fifth Amendment Effective Date") when each of the conditions set forth in this Part IV to this Fifth Amendment shall have been fulfilled to the satisfaction of the Administrative Agent, provided that such conditions are in any event fulfilled no later than August 15, 2003.

         SUBPART 4.2. Execution of Counterparts. The Administrative Agent and the Arranger shall have received counterparts of this Fifth Amendment, duly executed and delivered on behalf of each of the (a) Borrower, (b) the Administrative Agent, (c) the Required Lenders and (d) each Term B Lender, or in lieu of one or more Term B Lenders, one or more Additional Term B Lenders providing Additional Term B1 Commitments in an amount sufficient to refinance all of the principal of the Term B Advances owed to such non-consenting Term B Lenders or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Fifth Amendment.

         SUBPART 4.3. Notice of Borrowing. The Borrower shall have provided the Administrative Agent with a Notice of Borrowing in accordance with the requirements of Section 2.02(a) of the Credit Agreement three Business Days prior to the Fifth Amendment Effective Date with respect to the borrowing of the Term B1 Advances on the Fifth Amendment Effective Date.

         SUBPART 4.4. Expenses. The Borrower shall have paid all expenses (including the fees and expenses of Shearman & Sterling) incurred in connection with the preparation, negotiation and execution of this Fifth Amendment and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

         SUBPART 4.5. Evidence of Debt. Each Term B1 Lender or Additional Term B 1 Lender shall have received, if requested, one or more Notes payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit A-3 to the Credit Agreement, as modified by this Fifth Amendment, evidencing the Term B1 Advances.

         SUBPART 4.6. Interest, Etc. Simultaneously with the making of the Term B1 Advances, the Borrower shall have paid to all the Term B Lenders all accrued and unpaid interest on the Term B Advances to the Fifth Amendment Effective Date plus any breakage, loss or expense pursuant to Section 8.04(c) of the Credit Agreement.

         SUBPART 4.7. Consent. The Administrative Agent and the Arranger shall have received counterparts of a Consent substantially in the form of Schedule II to this Fifth Amendment, duly executed by each of the entities listed therein.

         SUBPART 4.8. Resolutions. The Administrative Agent and the Arranger shall have received certified copies of (A) the resolutions of the Board of Directors of the Borrower evidencing approval for this Fifth Amendment and all matters contemplated hereby and (B) all documents evidencing other necessary corporate action and governmental and other third party approvals and consents if any, with respect to this Fifth Amendment and the matters contemplated hereby.

         SUBPART 4.9. Certificates. The Administrative Agent and the Arranger shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) the names and true signatures of the officers of the Borrower authorized to sign this Fifth

Amendment and the other documents to be delivered hereunder, (B) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments is required for the due execution, delivery or performance by the Borrower of this Fifth Amendment, (C) the representations and warranties contained in Part V of this Fifth Amendment are true and correct and
(D) no event has occurred and is continuing that constitutes a Default.

         SUBPART 4.10. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent, the Arranger and Shearman & Sterling as counsel. The Administrative Agent, the Arranger and counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent, the Arranger or counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Fifth Amendment shall be satisfactory to the Administrative Agent, the Arranger and counsel.

                                     PART V
                  MISCELLANEOUS; REPRESENTATIONS AND COVENANTS

         SUBPART 5.1. Continuing Effectiveness etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Fifth Amendment Effective Date, all references in the Credit Agreement and each other Loan Document to the "Agreement" or "Credit Agreement", as applicable, shall refer to the Existing Credit Agreement, after giving effect to this Fifth Amendment, and this Fifth Amendment shall be a Loan Document for all purposes. The Borrower hereby confirms its obligations under Section 8.04 of the Credit Agreement to pay all fees and expenses of the Administrative Agent and the Arranger (including reasonable fees and out-of-pocket expenses of Shearman & Sterling) in connection with this Fifth Amendment and other ongoing administration of the Credit Agreement as provided in Section 8.04 of the Credit Agreement since the last invoice it received.

         SUBPART 5.2. Counterparts. This Fifth Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         SUBPART 5.3. Governing Law. THIS FIFTH AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SUBPART 5.4. Successors and Assigns. This Fifth Amendment shall be binding upon the Borrower, the Lenders and the Agents and their respective successors and assigns, and shall inure to their successors and assigns.

         SUBPART 5.5. Representations and Warranties, Event of Default. In order to induce the Lenders to execute and deliver this Fifth Amendment, (a) the Borrower represents and warrants to the Agents, the Lenders and the Issuing Bank that, after giving effect to the terms of this Fifth Amendment, the following statements are true and correct: (i) the representations and warranties set forth in Article IV of the Existing Credit Agreement and in the other Loan Documents are true and correct on the Fifth Amendment Effective Date as if made on the Fifth Amendment Effective Date and after giving effect to the Fifth Amendment (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing; and (b) the Borrower agrees that any breach in any material respect of any representation, warranty, or covenant contained in this Fifth Amendment shall constitute an Event of Default.

         SUBPART 5.6. Modifications to this Fifth Amendment. This Fifth Amendment can be amended, waived or otherwise modified by instrument in writing signed by the Borrower and the Required Lenders.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.


                           STEEL DYNAMICS, INC.


                           By:  /s/ Tracy L. Shellabarger
                              ----------------------------------
                                Title: Tracy L. Shellabarger
                                       Chief Financial Officer

LENDERS

                           JPMORGAN CHASE BANK,

                           as Administrative Agent and Collateral Agent and
                             as a Lender

                           By: /s/ JAMES H. RAMAGE
                           -------------------------
                                 JAMES H. RAMAGE
                                MANAGING DIRECTOR

                           MORGAN STANLEY SENIOR FUNDING, INC.,

                           as Arranger and Syndication Agent and as a
                             Lender





                           By: /s/
                              ----------------------------
                               Title: EXECUTIVE DIRECTOR

                           GENERAL ELECTRIC CAPITAL
                           CORPORATION,

                           as Documentation Agent and as a Lender


                           By: /s/ John Dale
                              -----------------------------------
                               Title: Duly Authorized Signatory

                           ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                           BY: ING Capital Advisors LLC,
                               as Collateral Manager

                           BY: /s/ Gordon R. Cook
                              --------------------------
                           Name: GORDON R. COOK
                           Title: MANAGING DIRECTOR


                           SEQUILS-ING I (HBDGM), LTD.

                           BY: ING Capital Advisors LLC,
                               as Collateral Manager

                           BY: /s/ Gordon R. Cook
                              --------------------------
                           Name: GORDON R. COOK
                           Title: MANAGING DIRECTOR


                           ING-ORYX CLO, LTD.

                           BY: ING Capital Advisors LLC,
                               as Collateral Manager

                           BY: /s/ Gordon R. Cook
                              --------------------------
                           Name: GORDON R. COOK
                           Title: MANAGING DIRECTOR


                           NEMEAN CLO, LTD.

                           BY: ING Capital Advisors LLC,
                               as Investment Manager

                           BY: /s/ Gordon R. Cook
                              --------------------------
                           Name: GORDON R. COOK
                           Title: MANAGING DIRECTOR

                           AMCO INSURANCE COMPANY


                           By /s/ THOMAS S. LEGGETT
                             ----------------------------------
                               Title:          THOMAS S. LEGGETT
                                           ASSOCIATE VICE PRESIDENT
                                                 PUBLIC BONDS

                           APEX (IDM) CDO I, LTD.

                           By: David L. Babson & Company Inc. as Collateral
                                 Manager

                           By /s/ GLENN P DUFFY
                             --------------------------------------
                             Title:   GLENN P DUFFY, CFA
                                      Managing Director

ARES Leveraged Investment Fund II,         Ares V CLO Ltd.
  L.P.

                                           By: Ares CLO Management V, L.P.,
By: ARES Management II, L.P.                   Investment Manager
Its: General Partner

                                           By: Ares CLO GP V, LLC,
By: /s/ SETH J. BRUFSKY                        Its Managing Member
   ---------------------------------
   Name: SETH J. BRUFSKY
   Title: VICE PRESIDENT                   By: /s/ SETH J. BRUFSKY
                                              ---------------------------------
                                              Name: SETH J. BRUFSKY
                                              Title: VICE PRESIDENT
ARES III CLO Ltd.


By: ARES CLO Management LLC,               Ares VI CLO Ltd.
    Investment Manager
                                           By: Ares CLO Management VI, L.P.,
                                               Investment Manager
By: /s/ SETH J. BRUFSKY
   ---------------------------------
   Name: SETH J. BRUFSKY                   By: Ares CLO GP VI, LLC,
   Title: VICE PRESIDENT                       Its Managing Member


                                           By: /s/ SETH J. BRUFSKY
Ares IV CLO Ltd.                              ---------------------------------
By: Ares CLO Management IV, L.P.,             Name: SETH J. BRUFSKY
    Investment Manager                        Title: VICE PRESIDENT


By: Ares CLO GP IV, LLC,
    Its Managing Member                    Ares VII CLO Ltd.
                                           By: Ares CLO Management VII, L.P.,
                                               Investment Manager
By: /s/ SETH J. BRUFSKY
   ---------------------------------
   Name: SETH J. BRUFSKY                   By: Ares CLO GP VII, LLC,
   Title: VICE PRESIDENT                       Its General Partner

                                           By: /s/ SETH J. BRUFSKY
                                              ---------------------------------
                                              Name: SETH J. BRUFSKY
                                              Title: VICE PRESIDENT

                           ATRIUM CDO

                           By /s/ Andrew H. Marshak
                             ------------------------------------
                             Title:
                                    Andrew H. Marshak
                                    Authorized Signatory

                           AURUM CLO 2002-1 LTD.

                           By: Columbia Management Advisors, Inc. (f/k/a
                               Stein Roe & Farnham Incorporated), as
                               Investment Manager

                           By /s/ Kathleen A. Zarn
                             ------------------------------------
                             Title:
                                    Kathleen A. Zarn
                                    Senior Vice President

                           BABSON CLO LTD. 2003-1

                           By: David L. Babson & Company Inc. as Manager

                           By /s/ GLENN P DUFFY
                             ------------------------------------
                             Title:
                                    GLENN P DUFFY, CFA
                                     Managing Director

                           BALLYROCK CDO I LIMITED




                           By: BALLYROCK INVESTMENT ADVISORS LLC,
                               as Collateral Manager




                           By: /s/ Lisa Rymut
                              --------------------------------

                               Name: Lisa Rymut
                               Title: Assistant Treasurer

                           BANK OF MONTREAL

                           BY:

                           Name:
                           Title:

                           BAVARIA TRR CORPORATION


                           By /s/ Lori Gebron
                             ------------------------------------
                             Name: Lori Gebron
                             Title: Vice President

                           [ADDITIONAL LENDER]


                           By /s/ SCOTT H. PAGE
                             ------------------------------------
                             Name: SCOTT H. PAGE
                             Title: VICE PRESIDENT

                           BILL & MELINDA GATES FOUNDATION

                           By: David L. Babson & Company Inc. as
                                Investment Adviser


                           By /s/ GLENN P DUFFY
                             ------------------------------------
                             Title:
                                    GLENN P DUFFY, CFA
                                     Managing Director

                           Sankaty Advisors, LLC, as Collateral
                           Manager for Brant Point II CBO
                           2000-1 LTD., as Term Lender


                           By /s/ DIANE J. EXTER
                             ------------------------------------
                             Title:
                                     DIANE J. EXTER
                                     MANAGING DIRECTOR
                                     PORTFOLIO MANAGER

                           CALLIDUS DEBT PARTNERS CLO
                             FUND II, LTD.


                           By /s/ MAVIS TAINTOR
                             ------------------------------------
                             Title:
                                     MAVIS TAINTOR
                                     MANAGING DIRECTOR

                           Sankaty Advisors, LLC, as Collateral
                           Manager for Castle Hill I - INGOTS, Ltd., as Term Lender


                           By /s/ DIANE J. EXTER
                             ------------------------------------
                             Name:   DIANE J. EXTER
                                     MANAGING DIRECTOR
                             Title:  PORTFOLIO MANAGER

                           Sankaty Advisors, LLC as Collateral
                           Manager for Castle Hill II - INGOTS,
                           Ltd., as Term Lender


                           By /s/ DIANE J. EXTER
                             ------------------------------------
                             Name:   DIANE J. EXTER
                                     MANAGING DIRECTOR
                             Title:  PORTFOLIO MANAGER

                           CLYDESDALE CLO 2001-1, LTD.


                           By /s/ Elizabeth MacLean
                             ------------------------------------

NOMURA CORPORATION RESEARCH    Title:   Elizabeth MacLean
AND ASSET MANAGEMENT INC.                   Director
         AS
   COLLATERAL MANAGER

                           CSAM FUNDING I


                           By: /s/ Andrew H. Marshak
                              ------------------------------

                               Name:  Andrew H. Marshak
                               Title: Authorized Signatory

                           CSAM FUNDING II






                           By: /s/ Andrew H. Marshak
                              ------------------------------

                               Name:  Andrew H. Marshak
                               Title: Authorized Signatory

                           [ADDITIONAL LENDER]



                           EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                   BY: EATORN VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR

                           By: /s/ SCOTT H. PAGE
                              ------------------------------

                               Name:  SCOTT H. PAGE
                               Title: VICE PRESIDENT

                           ELC (CAYMAN) LTD.



                           By: David L. Babson & Company Inc. as
                           Collateral Manager

                           By /s/ GLENN P DUFFY
                             ------------------------------------
                             Title:
                                    GLENN P DUFFY, CFA
                                     Managing Director

                           ELC (CAYMAN) LTD. 2000-1

                           By: David L. Babson & Company Inc. as
                           Collateral Manager

                           By /s/ GLENN P DUFFY
                             ------------------------------------
                             Title:
                                    GLENN P DUFFY, CFA
                                     Managing Director

                           FIDELITY ADVISOR SERIES II HIF


                           Fidelity Advisor Series II: Fidelity Advisor
                           Floating Rate High Income Fund (161)


                           By /s/ John H. Costello
                             ------------------------------------
                             Title:
                                    John H. Costello
                                    Assistant Treasurer

                           FRANKLIN CLO II, LIMITED

                           By:  /s/ TYLER CHAN
                               ------------------------------------
                               Name: TYLER CHAN
                               Title: VICE PRESIDENT

                           FRANKLIN CLO III, LIMITED


                           By:  /s/ TYLER CHAN
                               ------------------------------------
                               Name: TYLER CHAN
                               Title: VICE PRESIDENT

                           FRANKLIN FLOATING RATE MASTER SERIES


                           By:  /s/ TYLER CHAN
                               ------------------------------------
                               Name: TYLER CHAN
                               Title: ASST. VICE PRESIDENT

                           GOLDENTREE LOAN OPPORTUNITIES I,
                             LIMITED

                           By: GoldenTree Asset Management, LP

                           By
                              -------------------------------------
                               Title: Analyst

                           [ADDITIONAL LENDER]

                           BY: BOSTON MANAGEMENT AND RESEARCH
                                  AS INVESTMENT ADVISOR

                           By: /s/ SCOTT H. PAGE
                              ------------------------------

                              Title:  SCOTT H. PAGE
                                      VICE PRESIDENT

                           Sankaty Advisors, LLC as Collateral
                           Manager for Great Point CLO 1999-1
                           LTD., as Term Lender


                           By /s/ DIANE J. EXTER
                             ------------------------------------
                             Name:   DIANE J. EXTER
                                     MANAGING DIRECTOR
                             Title:  PORTFOLIO MANAGER

                           HARBOUR TOWN FUNDING LLC

                           By: /s/ DIANA M. HIMES
                              ------------------------------
                              Title:       DIANA M. HIMES
                                      ASSISTANT VICE PRESIDENT

LENDERS:


                           JPMORGAN CHASE BANK,


                           as Administrative Agent and Collateral Agent and


                           By:
                              --------------------------------------
                                 Name:
                                 Title:




                           HarbourView CLO IV, Ltd as a Lender


                           By: /s/ Bill Campbell
                              --------------------------------------
                                 Name: Bill Campbell
                                 Title: Manager

LENDERS




                           JPMORGAN CHASE BANK,


                           as Administrative Agent and Collateral Agent and


                           By:
                              --------------------------------------
                                 Name:
                                 Title:




                           HarbourView CLO V, Ltd as a Lender


                           By: /s/ Bill Campbell
                              --------------------------------------
                                 Name: Bill Campbell
                                 Title: Manager

                           LONG LANE MASTER TRUST IV


                           By: Fleet National Bank as Trust Administrator


                           By: /s/ Michael J Sullivan
                              --------------------------------------
                                 Title:
                                           Michael J Sullivan
                                             Vice President

                           MAGNETITE IV CLO, LIMITED


                           By: /s/
                              --------------------------------------
                                 Name:
                                 Title: M.D.

                           MAPLEWOOD (CAYMAN) LIMITED


                           By: David L. Babson & Company Inc. under
                                 delegated authority from Massachusetts
                                 Mutual Life Insurance Company as
                                 Investment Manager


                           By /s/ GLENN P DUFFY
                             ------------------------------------
                             Title:
                                    GLENN P DUFFY, CFA
                                     Managing Director

                           MASSACHUSETTS MUTUAL LIFE
                             INSURANCE


                           By: David L. Babson & Company Inc. as
                                 Investment Adviser


                           By /s/ GLENN P DUFFY
                             ------------------------------------
                             Title:
                                    GLENN P DUFFY, CFA
                                     Managing Director

                           MONUMENT CAPITAL LTD.


                           By: Alliance Capital Management L.P., as
                               Investment Manager


                           By: Alliance Capital Management Corporation, as
                               General Partner


                           By: /s/ Sverker Johansson
                              --------------------------------------
                                 Name: Sverker Johansson
                                 Title: Vice President

                           NATIONWIDE MUTUAL FIRE INSURANCE
                             COMPANY


                           By /s/ THOMAS S. LEGGETT
                             ------------------------------------
                             Title:
                                       THOMAS S. LEGGETT
                                   ASSOCIATE VICE PRESIDENT
                                         PUBLIC BONDS

                           NATIONWIDE MUTUAL INSURANCE
                             COMPANY


                           By /s/ THOMAS S. LEGGETT
                             ------------------------------------
                             Title:
                                       THOMAS S. LEGGETT
                                   ASSOCIATE VICE PRESIDENT
                                         PUBLIC BONDS

                           NEW ALLIANCE GLOBAL CDO, LIMITED


                           By: Alliance Capital Management L.P.,
                               as Sub-Advisor


                           By: Alliance Capital Management Corporation,
                               as General Partner


                           By: /s/ Sverker Johansson
                              --------------------------------------
                                 Name: Sverker Johansson
                                 Title: Vice President

                           NEWTON CDO LTD.


                           By: David L. Babson & Company Inc. as
                                 Investment Manager


                           By /s/ GLENN P DUFFY
                             ------------------------------------
                             Title:
                                    GLENN P DUFFY, CFA
                                     Managing Director

                                NOMURA BOND & LOAN FUND

By: UFJ Trust Bank Limited      By: /s/ Elizabeth MacLean
      as Trustee                   ------------------------------------
By: Nomura Corporate                Title:
    Research and Asset                         Elizabeth MacLean
    Management Inc.                                 Director
    Attorney in Fact

                           NYLIM HIGH YIELD CDO 2001 LTD.

                           By: New York Life Investment Management LLC,
                               as Investment Manager and Attorney-in-Fact

                           By /s/
                             ------------------------------------
                             Title: Director

                           PRINCIPAL LIFE INSURANCE COMPANY

                           By: Principal Global Investors, LLC
                               a Delaware limited liability company,
                               its authorized signatory


                           By: /s/ JON C. HENRY
                              -----------------------------------
                           Its: JON C. HENRY, COUNSEL
                              -----------------------------------

                           By: /s/ DEBRA
                              -----------------------------------
                           Its: COUNSEL
                              -----------------------------------

                           PROMETHEUS INVESTMENT FUNDING I LTD.



                           By: CPF Asset Advisors LLC,
                               as Investment Manager


                           By: /s/ IRV ROA
                              -----------------------------------
                              Name:  IRV ROA
                              Title: DIRECTOR


                           By: /s/ TIMOTHY L. HARROD
                              -----------------------------------
                              Name:  TIMOTHY L. HARROD
                              Title: MANAGING DIRECTOR

                           PROMETHEUS INVESTMENT FUNDING NO. 2 LTD.


                           By: CPF Asset Advisors LLC,
                               as Investment Manager


                           By: /s/ IRV ROA
                              -----------------------------------
                              Name:  IRV ROA
                              Title: DIRECTOR


                           By: /s/ TIMOTHY L. HARROD
                              -----------------------------------
                              Name:  TIMOTHY L. HARROD
                              Title: MANAGING DIRECTOR

                           THE PROVIDENT BANK


                           By: /s/
                              -----------------------------------
                              Title: AVP

                           Sankaty Advisors, LLC as Collateral
                           Manager for Race Point CLO, Limited,
                           as Term Lender


                           By /s/ DIANE J. EXTER
                             ------------------------------------
                             Name:   DIANE J. EXTER
                                     MANAGING DIRECTOR
                             Title:  PORTFOLIO MANAGER

                           Sankaty Advisors, LLC as Collateral
                           Manager for Race Point II CLO,
                           Limited, as Term Lender


                           By /s/ DIANE J. EXTER
                             ------------------------------------
                             Name:   DIANE J. EXTER
                                     MANAGING DIRECTOR
                             Title:  PORTFOLIO MANAGER

                           SEMINOLE FUNDING LLC


                           By: /s/ DIANA M. HIMES
                              ------------------------------
                              Title:       DIANA M. HIMES
                                      ASSISTANT VICE PRESIDENT

                           SIMSBURY CLO, LIMITED


                           By: David L. Babson & Company Inc. under
                           delegated authority from Massachusetts
                           Mutual Life Insurance Company as Collateral
                           Manager


                           By /s/ GLENN P DUFFY
                             ------------------------------------
                             Title:
                                    GLENN P DUFFY, CFA
                                     Managing Director

                           SRF 2000, Inc.

                           By: /s/ DIANA M. HIMES
                              ------------------------------
                              Title:       DIANA M. HIMES
                                      ASSISTANT VICE PRESIDENT

                           STEIN ROE FLOATING RATE LIMITED
                             LIABILITY COMPANY

                           By: Columbia Management Advisors, Inc. (f/k/a
                               Stein Roe & Farnham Incorporated), as
                               Advisor

                           By: /s/ Kathleen A. Zarn
                              ------------------------------
                              Title:       Kathleen A. Zarn
                                        Senior Vice President

                           STRONG SHORT TERM HIGH YIELD BOND
                             FUND


                           By: /s/
                              ------------------------------
                              Title: Assistant Secretary

                           SUFFIELD CLO, LIMITED


                           By: David L. Babson & Company Inc. as Collateral
                               Manager


                           By /s/ GLENN P DUFFY
                             ------------------------------------
                             Title:
                                    GLENN P DUFFY, CFA
                                     Managing Director

                           TRYON CLO LTD. 2000-1


                           By: David L. Babson & Company Inc. as Collateral
                               Manager


                           By /s/ GLENN P DUFFY
                             ------------------------------------
                             Title:
                                    GLENN P DUFFY, CFA
                                     Managing Director

                           WILBRAHAM CBO, LIMITED


                           By: David L. Babson & Company Inc. as Investment
                               Manager


                           By /s/ GLENN P DUFFY
                             ------------------------------------
                             Title:
                                    GLENN P DUFFY, CFA
                                     Managing Director

                          SCHEDULE I TO FIFTH AMENDMENT
                              TERM B1 COMMITMENTS


Syndicate Investor                                       Investor Commitment
------------------                                       -------------------
AMCO Insurance Company                                         835,335.85
Apex (IDM) CDO I, Ltd.                                       2,088,339.63
Archimedes Funding IV, Ltd.                                  1,670,671.71
Ares III CLO Ltd.                                            1,461,837.74
Ares IV CLO Ltd.                                             3,132,509.43
Ares Leveraged Investment Fund II, L.P.                      1,670,671.71
Ares V CLO Ltd                                               2,923,675.48
Ares VI CLO LTD                                              3,341,343.40
Ares VII CLO Ltd.                                            3,341,343.40
Atrium CDO                                                   1,670,671.71
Aurum CLO 2002-1 Ltd.                                          835,335.85
Babson CLO Ltd. 2003-1                                       2,506,007.55
Ballyrock CDO I Limited                                      1,852,593.40
Bank of Montreal                                             3,341,343.42
Bavaria TRR Corporation                                      3,341,343.40
Big Sky Senior Loan Fund, Ltd.                               2,308,822.63
Bill and Melinda Gates Foundation                            1,253,003.78
Brant Point II CBO 2000-1 Ltd.                               1,331,585.85
Callidus Debt Partners CLO Fund II, Ltd.                     2,088,339.63
Castle Hill II-Ingots, Ltd.                                  4,803,181.14
Castle Hill I-Ingots, Ltd.                                   3,759,011.33

Syndicate Investor                                       Investor Commitment
------------------                                       -------------------
Clydesdale CLO 2001-1, Ltd.                                  2,506,007.55
CSAM Funding I                                               2,506,007.56
CSAM Funding II                                              2,506,007.55
Eaton Vance Institutional Sr.Loan Fd                           362,374.02
ELC (Cayman) Ltd. 2000-1                                     1,670,671.71
ELC (Cayman) LTD.                                              835,335.85
Fidelity Advisor Series II HIF                               1,985,000.00
Franklin CLO II, Limited                                     1,253,003.78
Franklin CLO III, Ltd.                                       1,670,671.70
Franklin Floating Rate Master Series                           835,335.85
Goldentree Loan Opportunities I, Limited                     3,793,647.22
Grayson and Co                                                 992,500.00
Great Point CLO 1999-1 Ltd.                                  2,584,589.63
Harbour Town Funding LLC                                     3,341,343.40
Harbourview CLO IV, Ltd.                                       835,335.85
HarbourView CLO V, Ltd.                                      1,809,894.34
ING-ORYX CLO, Ltd.                                           3,341,343.40
Long Lane Master Trust IV                                    3,550,177.36
Magnetite IV CLO, Limited                                    3,132,509.43
MapleWood (Cayman) Limited                                   5,742,933.96
Massachusetts Mutual Life Insurance Company                  1,148,586.80
Monument Capital Ltd.                                        2,506,007.55
Morgan Stanley Senior Funding, Inc.                          3,341,343.40
Nationwide Mutual Fire Insurance                             4,176,679.25

Syndicate Investor                                       Investor Commitment
------------------                                       -------------------
Nationwide Mutual Insurance Company                          3,862,350.96
Nemean CLO, Ltd.                                             5,012,015.11
New Alliance Global CDO, Ltd.                                  835,335.85
Newton CDO Ltd.                                              1,879,505.67
Nomura Bond & Loan Fund                                      5,220,849.06
NYLIM High Yield CDO 2001 Ltd.                                 835,335.85
Principal Life Insurance Company                             5,847,350.95
Prometheus Investment Funding No. 1 Ltd                      1,625,848.83
Prometheus Investment Funding No. 2 Ltd.                     1,083,899.21
Provident Bank                                               4,937,632.55
Race Point CLO, Limited                                      3,341,343.40
Race Point II CLO, Limited                                   3,341,343.40
Seminole Funding LLC                                         1,717,248.01
SEQUILS ING I (HBDGM), Ltd.                                  2,506,007.55
Simsbury CLO, Limited                                        3,445,760.39
SRF 2000, Inc. (fka SRF 2000 LLC)                            1,809,894.35
Stein Roe Floating Rate LLC                                  1,809,894.35
Strong Short Term HighYield Bond Fd                          1,670,671.71
Suffield CLO, Limited                                        3,445,760.39
Tryon CLO Ltd. 2000-1                                        1,670,671.71
Wilbraham CBO, Limited                                       1,879,505.67
Total Term Loan B-1                                       $163,762,500.17

                         SCHEDULE II TO FIFTH AMENDMENT
                                    CONSENT

         Reference is made to the Credit Agreement, dated as of March 26, 2002, as amended by the First Amendment to the Credit Agreement, dated as of August 6, 2002, as waived by the Letter Waiver, dated as of October 6, 2002, as amended by the Second Amendment to the Credit Agreement, dated as of December 16, 2002, as amended by the Third Amendment to the Credit Agreement, dated as of January 23, 2003, and as amended by the Fourth Amendment to the Credit Agreement, dated as of February 20, 2003 among the Borrower, the Lenders party thereto, JPMorgan Chase Bank, as Collateral Agent, the Administrative Agent, General Electric Capital Corporation, as Documentation Agent, and Morgan Stanley Senior Funding, Inc., as Arranger and Syndication Agent (such Credit Agreement, as so amended and waived, the "Credit Agreement").

         Each of the undersigned confirms and agrees that (a) notwithstanding the effectiveness of the foregoing fifth Amendment to the Credit Agreement, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by the Fifth Amendment to the Credit Agreement, and (b) the Collateral Documents to which such person is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the secured Obligations and the Guaranteed Obligations, respectively (in each case, as defined therein).

                           SDI INVESTMENT COMPANY


                           By   /s/ Tracy L. Shellabarger
                             ----------------------------------------------
                                Title: President, Chief Executive Officer,
                                Chief Financial Officer & Director

                           IRON DYNAMICS INC.


                           By   /s/ Tracy L. Shellabarger
                             ----------------------------------------------
                                Title: Chief Financial Officer


                           DYNAMICS BAR PRODUCTS, LLC


                           By: Steel Dynamics, Inc., its sole member

                           By   /s/ Tracy L. Shellabarger
                             ----------------------------------------------
                                Title: Vice President, Chief Financial
                                       Officer & Principal Accounting Officer

                           STEEL DYNAMICS SALES NORTH AMERICA, INC.

                           By   /s/ Tracy L. Shellabarger
                             ----------------------------------------------
                                Title: Chief Financial Officer